Taxation	12 Months Ended
Mar. 31, 2019
Income Tax [Abstract]
TAXATION

15.	TAXATION

The Company is a British Virgin Island corporation. The Government of the British Virgin Islands does not, under existing legislation, impose any income or corporate tax on corporations.

PGL and iOx are subject to United Kingdom taxes ("UK Taxes"). Portage Services Ltd. Is subject to taxes in Canada. Tax losses or potential tax credits for Portage Services Ltd. are insignificant.

iOx has research and development cash credits of approximately $22,000 that have been recorded for year ended March 31, 2019.

As at March 31, 2019, tax losses for IOX were approximately $2.1 million (2018: nil). Tax losses for IOX acquired in the SalvaRx acquisition were $1.5 million and tax losses subsequent to the SalvaRx acquisition were $0.6 million. Tax losses will be carried forward and are potentially available for utilization against taxable profits in future years. The Company has not recognized a deferred tax asset in respect of these tax losses as there is insufficient evidence of suitable future profit being available against which these losses can be offset. The deferred tax asset will be recognized in future periods when its recovery (against appropriate taxable profits) is considered probable.

As at March 31, 2019, iOx had a deferred tax liability of approximately $20.4 million (2018: nil). On January 8, 2019, the Company recognized a $19.8 million deferred tax liability for the difference between the book and income tax basis of IPR&D acquired as part of the acquisition of SalvaRx. As the IPR&D process is in the UK, the deferred tax has been recorded at 17%, the rate applicable in the UK. As the deferred tax liability may be settled in the future in Great British Pounds ("GBP"), the Company increased the deferred tax liability by $0.6 million for the difference in exchange rates from 1.27 USD per GBP on January 8, 2019 to 1.31 USD per GBP on March 31, 2019.

The following is a reconciliation of the UK Taxes to the effective income tax rates for the year ended March 31, 2019:

Statutory UK income tax rate	(17.0)%
Stock-based compensation	11.4%
R&D credits	(0.2)%
Change in Valuation Allowance	5.8%
Income Taxes Provision (Benefit)	-%

At March 31, 2019, the Company's deferred tax assets and liabilities consisted of the effects of temporary differences attributable to the following ($ in thousands):

Deferred tax assets:
Net-operating loss carryforward at acquisition date	$252
Net-operating loss carryforward post acquisition	96
Valuation allowance	(348)
Deferred tax asset, net of allowance	$-
Deferred tax liabilties:
In-process R&D	$(20,364)